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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-64035), Form S-3 (No. 333-93577), Form S-3 (No.
333-84269) and Form S-3 (No.333-36950) of Endorex Corporation of our report dated February 4, 2000 relating to the financial statements which appears in this Form 10-KSB.


PricewaterhouseCoopers LLP

Chicago, Illinois
March 30, 2001